Business review investor meeting March 1, 2024

Important note for investors This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Dominion Energy. The statements relate to, among other things, expectations, estimates and projections concerning the business and operations of Dominion Energy. We have used the words “path”, "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", “outlook”, "predict", "project", “should”, “strategy”, “target”, "will“, “potential” and similar terms and phrases to identify forward-looking statements in this presentation. Such forward-looking statements, including operating earnings per share information and guidance, projected dividends, projected debt and equity issuances, projected cash flow, capital expenditures, operating expenses and debt information, shareholder return, and long-term growth or value, are subject to various risks and uncertainties. As outlined in our SEC filings, factors that could cause actual results to differ include, but are not limited to: the direct and indirect impacts of implementing recommendations from the business review announced in November 2022; unusual weather conditions and their effect on energy sales to customers and energy commodity prices; extreme weather events and other natural disasters; extraordinary external events, such as the pandemic health event resulting from COVID-19; federal, state and local legislative and regulatory developments; changes to regulated rates collected by Dominion Energy; timing and receipt of regulatory approvals necessary for planned construction or expansion projects and compliance with conditions associated with such regulatory approvals; the inability to complete planned construction projects within time frames initially anticipated; risks and uncertainties that may impact the ability to develop and construct the Coastal Virginia Offshore Wind (CVOW) Commercial Project within the currently proposed timeline, or at all, and consistent with current cost estimates along with the ability to recover such costs from customers; changes to federal, state and local environmental laws and regulations, including those related to climate change; cost of environmental strategy and compliance, including cost related to climate change; changes in implementation and enforcement practices of regulators relating to environmental standards and litigation exposure for remedial activities; changes in operating, maintenance and construction costs; additional competition in Dominion Energy’s industries; changes in demand for Dominion Energy’s services; receipt of approvals for, and timing of, closing dates for acquisitions and divestitures; impacts of acquisitions, divestitures, transfers of assets by Dominion Energy to joint ventures, and retirements of assets based on asset portfolio reviews; the expected timing and likelihood of the completion of the proposed sales of The East Ohio Gas Company, Public Service Company of North Carolina, Incorporated, Questar Gas Company, and Wexpro Company, and their consolidated subsidiaries and related entities, as applicable, including the ability to obtain the requisite regulatory approvals and the terms and conditions of such approvals; the expected timing and likelihood of the completion of the proposed sale of a 50% noncontrolling interest in the CVOW Commercial Project, including the ability to obtain the requisite regulatory approvals and the terms and conditions of such approvals; adverse outcomes in litigation matters or regulatory proceedings; fluctuations in interest rates; the effectiveness to which existing economic hedging instruments mitigate fluctuations in currency exchange rates of the Euro and Danish Krone associated with certain fixed price contracts for the major offshore construction and equipment components of the CVOW Commercial Project; changes in rating agency requirements or credit ratings and their effect on availability and cost of capital; and capital market conditions, including the availability of credit and the ability to obtain financing on reasonable terms. Other risk factors are detailed from time to time in Dominion Energy’s quarterly reports on Form 10-Q and most recent annual report on Form 10-K filed with the U.S. Securities and Exchange Commission. The information in this presentation was prepared as of March 1, 2024. Dominion Energy undertakes no obligation to update any forward-looking information statement to reflect developments after the statement is made. Projections or forecasts shown in this document are based on the assumptions listed in this document and are subject to change at any time. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities. Any offers to sell or solicitations of offers to buy securities will be made in accordance with the requirements of the Securities Act of 1933, as amended. This presentation has been prepared primarily for security analysts and investors in the hope that it will serve as a convenient and useful reference document. The format of this document may change in the future as we continue to try to meet the needs of security analysts and investors. This document is not intended for use in connection with any sale, offer to sell or solicitation of any offer to buy securities. This presentation includes certain financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (GAAP) as discussed on slide 3. Please continue to regularly check Dominion Energy’s website at http://investors.dominionenergy.com/.

Important note for investors, cont. This presentation includes certain financial measures that have not been prepared in accordance with GAAP. A listing of such non-GAAP measures with their GAAP equivalents are as follows: Operating earnings per share (non-GAAP) which has a GAAP equivalent of reported net income per share Operating earnings (non-GAAP) which has a GAAP equivalent of reported net income FFO to debt (non-GAAP) which has a GAAP equivalent of reported net cash provided by operating activities to reported long-term debt, short-term debt, supplemental credit facility borrowings and securities due within one year FFO (non-GAAP) which has a GAAP equivalent of reported net cash provided by operating activities Total adjusted debt (non-GAAP) which has a GAAP equivalent of reported long-term debt, short-term debt, supplemental credit facility borrowings, securities due within one year and preferred stock Parent debt (non-GAAP) which has a GAAP equivalent of reported long-term debt, short-term debt, supplemental credit facility borrowings, securities due within one year and preferred stock Parent debt ratio (non-GAAP) which has a GAAP equivalent of reported long-term debt, short-term debt, supplemental credit facility borrowings, securities due within one year and preferred stock to reported long-term debt, short-term debt, supplemental credit facility borrowings, securities due within one year and preferred stock Normalized other operations and maintenance (O&M) expense (non-GAAP) which has a GAAP equivalent of reported other operations and maintenance expense Reconciliations of such non-GAAP measures to their GAAP equivalents have been made available to the extent possible in the Investor Meeting Supplemental Materials or Fourth Quarter 2023 Earnings Release Kit on our investor relations website. With regards to projections, estimates or guidance included in this presentation related to such non-GAAP measures, reconciliations of such projected or estimated non-GAAP measures to applicable GAAP measures are not provided, because the company cannot, without unreasonable effort, estimate or predict with certainty various components of net income, including O&M expense, net cash provided by operating activities, long-term debt, short-term debt, supplemental credit facility borrowings, securities due within one year or preferred stock. Please continue to regularly check Dominion Energy’s website at http://investors.dominionenergy.com/.

Bob Blue Chair, President and Chief Executive Officer

¹ Subject to regulatory approval “The business review can’t be a series of partial solutions that leave key elements and risks unaddressed.”—Bob Blue, Q3 2023 earnings call Dividend security — 100% committed to current dividend  Stable state regulatory constructs to the benefit of customers and capital providers  Reduced offshore wind risk — On time & on budget + attractive financing partner with robust cost-sharing¹  Narrowed strategic focus — Premier pure-play state-regulated electric utility profile  Continued best practice board refreshment  Steadfast focus on industry-leading cost efficiency while meeting high customer service standards  Improved shareholder alignment + transparency  High quality and durable earnings  The business review has delivered a comprehensively positive result Repositioned to provide compelling long-term value for shareholders, customers & employees Robust and sustainable credit profile — Credit metrics that exceed downgrade thresholds 

Joseph M. Rigby Chair—Audit Committee Robert H. Spilman, Jr. Lead Independent Director Chair Elect—Compensation, Talent and Development Committee (effective May 2024) Susan N. Story Chair—Sustainability and Corporate Responsibility Committee Lead Independent Director Elect (effective May 2024) A message from the Dominion Energy Board of Directors

The business review has delivered a comprehensively positive result

Repositioned to provide compelling long-term value for shareholders, customers & employees

Strategic and financial profile

- **Simple strategy: Operate exceptional utilities in the Southeast U.S.**
  - Reliable and affordable service
  - Stable and constructive regulatory frameworks
  - Attractive resiliency, sustainability, and demand growth drivers
- **Compelling financial profile: Durable and high-quality growth**
  - Secure dividend + attractive dividend yield
  - Robust and sustainable credit profile
  - Attractive rate base growth
  - O&M discipline
  - Enhanced disclosure and transparency

Strategic and financial metrics

5%—7% Annual operating EPS growth rate[1]

\+

~6% dividend yield

=

~11%—13% Total shareholder return

90% State-regulated utility operations

$43B Five-year capital investment plan[1]

7.5% Consolidated rate base CAGR[2]

15% Consolidated FFO to debt[3]

[1] 2025E—2029E [2] Year-end 2024E through year-end 2029E [3] Expected consolidated average annual FFO to debt between 2025 and 2029

Dominion Energy
7

Premier state-regulated utility profile

Business mix

Average annual earnings contribution: 2025—2029[1]



Other[2]: 5%
Millstone PPA/hedged/capacity: 5%
DESC: 15%
DEV: 75%
95%
state-regulated utility operations + Millstone PPA/hedged/capacity
90%
state-regulated utility operations (VA, NC, SC)

"Pure play" utility profile with ~90% of earnings from regulated utility operations

"Regulated-like" earnings of ~95% inclusive of Millstone PPA/hedged/capacity

[1] Excludes corporate segment and RNG 45Z income included in Contracted Energy; includes illustrative allocation of parent-level debt to unlevered Contracted Energy assets using a 25% FFO to debt assumption (see slide 72) [2] Includes open Millstone margin, Renewable Natural Gas, Charybdis, long-term contracted solar

Dominion Energy® 8

Low operating risk

Diverse, constructive regulatory jurisdictions with strong support for timely recovery

Percentage of total investment base[1]



Regulatory diversity
Contracted Energy: 6%
DESC: 19%
DEV: 55%
DEV: FERC electric transmission: 21%
2024E
Increasingly clean
Coal 6%
Other
Electric transmission/ distribution: 48%
Nuclear: 12%
Renewable²: 16%
~76% zero-carbon + wires
2024E
Reduced regulatory lag
Other
VA biennial³: 30%
VA rider: 43%
2024E

Dominion Energy

[1] Figures may not sum due to rounding; total investment base reflects regulated rate base at DEV and DESC, plus approximate net book value of Contracted Energy and non-rate base DEV ringfenced solar

[2] Includes solar, wind, biomass, hydro (ex pumped storage) [3] Includes forward-looking two-year view for Virginia rate base and other wholesale and non-jurisdictional customers

9

Dominion Energy Virginia (DEV) Overview ¹ Includes impact of 50% non-controlling equity partner funding 50% of CVOW project costs ² Year-end 2024E through year-end 2029E ³ Includes weighted average of transmission, generation and distribution Electric utility customers 2.8M Owned generation (MW) 18,802 Distribution miles 60,300 Transmission miles 6,700 5-yr capital plan ($B)¹ $35.5 2024E utility rate base ($B) $41.2 5-yr utility rate base CAGR² 9.0% Weighted average allowed ROE³ 10.2% Weighted average allowed equity³ 52.1% Electric service area Key stats

Robust demand growth Driven by economic growth, electrification, data center expansion DEV weather normal electric sales by revenue class PJM DOM Zone summer peak (GW) 46% 2033E 2023A 71% PJM DOM Zone summer peak annual load growth (10-year avg.) Commercial: 47% Commercial: 59% Residential: 26% Residential: 33% Industrial: 5% Industrial: 6% Gov/other: 10% Gov/other: 14% Data center development in Virginia Access to affordable and sustainable energy Connectivity to world class fiber networks Attractive business climate Access to largest data center workforce (U.S.) Data centers Low industrial, high data center = lower recession risk

Dominion Energy South Carolina (DESC) Overview ¹ Year-end 2024E through year-end 2029E. Excludes the impact of the 20-year amortization of rate base associated with the Capital Cost Rider (CCR). Inclusive of CCR, 5-yr utility rate base CAGR = 5.1% Electric utility customers 0.8M Gas distribution utility customers 0.4M Owned generation (MW) 5,594 Electric distribution miles 19,000 Electric transmission miles 3,900 Gas distribution pipeline miles 18,800 5-yr capital plan ($B) $5.9 2024E rate base ($B) $10.7 5-yr utility rate base CAGR¹ 6.6% Weighted average allowed ROE 9.6% Weighted average allowed equity 52.2% Electric and gas service areas Key stats Electric Gas Electric and gas

Contracted Energy (CE)

Overview

Asset	% of CE earnings	Commentary
Millstone	~60—70%	▪ Significantly de-risked—% Millstone total revenue de-risked:[1] 2024E: 100% · 2025E: 98% · 2026E: 82% · 2027E: 63% ▪ ~9M MWh (~55% of annual output) fixed price contracted ▪ Residual output (~45%) significantly de-risked by hedging program ▪ Capacity market revenue (typically known 3 years in advance)
Solar	~10%	▪ 15-to-20-year PPAs with high-quality counterparties ▪ ~1.3 GWs
RNG	~10%[2]	▪ Wholly-owned Dairy RNG portfolio and Swine RNG JV with Smithfield ▪ Capital invested through year-end 2023: $0.9B ▪ 2024—2029 capital investment: $0.3B
Charybdis	~15%	▪ First Jones Act compliant wind turbine installation vessel ▪ Expected completion date: Late 2024/early 2025 ▪ Supportive of CVOW schedule inclusive of any 3rd party charter agreements in 2025

Millstone % total revenue de-risked:

2024E	2025E	2026E	2027E
100%	98%	82%	63%

CE earnings profile: Risk reduction


~90%
of CE earnings in 2025E under long-term contract or hedged

Millstone, solar, and RNG are unlevered

Highly contracted, zero/negative carbon assets critical to the energy transition— significant cash flow generation (~$500M+/year on average) supports regulated utility investment and growth

[1] Includes long-term contracted volume via PPA, hedged volume and capacity revenue [2] Excludes RNG 45Z income

Dominion Energy 13

Diversified and robust rate base growth

Consolidated 5-year capital plan

By function


19%
Other[1]
31%
Electric transmission
3%
Storage
5%
Nuclear relicensing
~$43B
2025E—2029E
6%
Nuclear[2]
5%
Offshore wind
9%
Solar
22%
Electric distribution

~80% zero-carbon generation + wires

~64% rider-eligible

Total investment base[3] ($B)


~7.5% CAGR
$57
$63
$68
$73
$77
$82
2024E
2025E
2026E
2027E
2028E
2029E

Significant investments in decarbonization and reliability with strong cash conversion given significant rider-eligible capital

Dominion Energy

Note: Figures above include impact of 50% non-controlling equity partner funding 50% of CVOW project costs [1] Includes additional electric generation, DESC gas distribution and other [2] Includes maintenance, environmental and fuel for existing nuclear units at DEV, DESC and CE [3] Total investment base reflects regulated rate base at DEV and DESC, plus approximate net book value of CE and non-rate base DEV ringfenced solar

14

Continuous cost control is the way we do business…

O&M performance

Best-in-class O&M control

- D's electric non-fuel O&M per sales ($/MWh) vs peers



200
150
100
50
0
2022
0
100
200
5-year average (2018—2022)
▼Lower is better

Normalized O&M ($B)



$2.4
$2.4
$2.4
$2.3
2022A[2]
2023A[2]
2024E
2025E

- Cumulative savings of ~**$300M** ('22A—'25E) vs. rate of inflation[1]
- Includes **$55M** from targeted corporate cost reductions by 2025E

O&M control initiatives

- Dynamic cost cutting program through business process improvements and innovation
- Sustained O&M management supports EPS growth by creating capacity for growth capital spend within customer bills
- **~1—2% CAGR expected from 2025E to 2029E**

Effective cost control to mitigate inflation impacts and preserve customer affordability

Note: Source of electric non-fuel O&M per sales ($/MWh) data is FERC Form 1 for respective annual period. Aggregated amounts for each electric utility subsidiary. Data above $200/MWh not shown on chart. Includes DEV and DESC and South Carolina Generating Company (GENCO) for all periods shown, including periods prior to Dominion Energy's acquisition of DESC & GENCO. 2019 excludes impact of Virginia SB 1355 to D. Peer group: AEE, AEP, CMS, CNP, ED, DUK, EIX, ETR, ES, EXC, FE, NEE, NI, PEG, SO, WEC, XEL

Dominion Energy®

[1] Assumes estimated CPI of 3% [2] See Dominion Energy's investor relations website investors.dominionenergy.com for supporting information and a reconciliation to GAAP

15

…As is keeping our customer bills low

Typical residential electric customer bills

History of low rates[1] (cents/kWh)

	LT avg. rate	vs. US avg.	current rate	vs. US avg.
DEV	11.71	(12%)	13.36	(17%)
DESC	12.93	(9%)	14.63	(10%)



D/SCANA merger
16.19
14.63
13.36
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
DEV
DESC
US Average

Preserving affordability for energy transition



3.3%
2.2%
1.6%
Bill CAGR 2019—2035
Bill CAGR 2023—2037
12-mo ended Dec 2023 CPI rate (electricity)²
Dominion Energy Virginia³
Dominion Energy South Carolina³

Incumbent that we preserve customer affordability for energy transition

[1] LT avg. rate reflects 11-year average rate for DEV (2013-2023) and 5-year average rate for DESC (2019-2023) to reflect customer benefits realized after SCANA merger; current D rates as of 12/31/2023; current US rates as of 11/30/2023; US rates per EIA [2] Source: December 2023 CPI Index https://www.bls.gov/news.release/archives/cpi_01112024.htm [3] Source: DEV 2023 IRP (company methodology) and DESC 2023 IRP

Dominion Energy 16

Summary On a path to deliver maximum long-term value for shareholders and other stakeholders Investing to provide the reliable, affordable, and increasingly clean energy that powers our customers every day 100% focused on execution

Steven Ridge Executive Vice President and Chief Financial Officer

Business review CFO observations The Dominion Energy plan is premised on five key tenets: Strategic simplicity Consistent long-term financial execution Balance sheet conservatism Dividend security Exceptional customer experience that enables us to advocate for and achieve balanced policy constructs and reasonable regulatory outcomes

Guidance

2025 operating earnings per share guidance midpoint (non-GAAP)[1]

2025 operating earnings per share guidance midpoint = $3.40

- *$3.40 includes the impact of illustrative 100 bps reduction in EROA (reduction to operating earnings of ~$0.10)*



$3.40
~$0.10
$3.30
2025E¹

2025E RNG 45Z operating EPS = ~$0.10

- *Per Federal legislation, RNG 45Z credit applies to gas production in 2025—2027*
- *Highlighting for investors due to current legislative expiration after 2027*
- *Financial plan does not assume extension beyond 2027*
- *Final Treasury credit value regulations expected during 2024*

2025E operating EPS excluding RNG 45Z = $3.30

- *Long-term operating earnings growth rate applied to this figure*

[1] 2025 operating earnings guidance range of $3.17—$3.42 (excluding RNG 45Z) (midpoint of $3.30) and $3.25—$3.54 (midpoint of $3.40). See slide 36

Dominion Energy

20

Guidance

Long-term operating earnings per share growth rate

5%—7% growth rate off 2025 operating EPS midpoint excluding RNG 45Z ($3.30)



Long-term growth rate
$3.30
Midpoint
(Ex. RNG 45Z)
7% annual growth
5% annual growth
~6%
long-term
CAGR
2025E
2026E
2027E
2028E
2029E
+
RNG
45Z

- *<u>Bias to midpoint of ~6%</u> over the long-range plan*
- *<u>Within the 5%—7%</u> growth range <u>every year</u> including Millstone planned double outage years (2026, 2029)*

(+) RNG 45Z credit operating earnings in 2025—2027

- Expected to generate operating EPS in 2025—2027 (~$0.10/year)
- Excluded from long-term EPS growth rate due to current legislative expiration after 2027

Dominion Energy®

21

¹ Dividend declarations are subject to customary Board approval Guidance Common dividend per share¹ Committed to dividend at current level Expect to maintain the current dividend level of $2.67 per share annually until such time as we achieve our targeted payout-ratio (“60s percent range”) $2.67

Guidance

Five-year capital summary

	Dominion Energy Virginia	Dominion Energy South Carolina	Contracted Energy	Corporate & Other	Total[3]
2025 – 2029 capital plan ($B)	$35.5	$5.9	$1.2	$0.6	$43.2
Primary drivers	▪ Economic growth ▪ Zero-carbon generation ▪ Grid transformation ▪ Generation reliability ▪ Transmission and distribution resiliency	▪ Economic growth ▪ Grid transformation ▪ Electric generation	▪ Maintenance, environmental and fuel for Millstone	▪ Information technology and other	
5-yr utility rate base CAGR YE’24 – YE’29	9.0%	6.6%—5.1% *(without and with CCR[1])*	–	–	7.8%—7.5% *(without and with CCR)*
% rider eligible[2]	75%	15%	–	–	64%

Note: Figures include impact of 50% non-controlling equity partner funding 50% of CVOW project costs [1] 20-year amortization of rate base associated with the Capital Cost Rider (CCR) [2] For DESC, represents growth capital under the Natural Gas Rate Stabilization Act [3] Total investment base CAGR reflects regulated rate base at DEV and DESC, plus approximate net book value of CE and non-rate base DEV ringfenced solar

Dominion Energy
23

Credit Significant quantitative and qualitative improvements to our credit profile Note: Figures may not sum due to rounding ¹ Includes the termination of related interest rate derivatives ² 2023E ($B) Status After-tax proceeds Debt transferred² Total debt reduction Est. closing Cove Point LNG¹ Completed $3.3 – $3.3 Closed Deferred fuel securitization (DEV) Completed 1.3 – 1.3 Closed The East Ohio Gas Company Announced 4.2 2.3 6.5 ~Q1 2024 Questar & Wexpro Announced 2.7 1.3 4.0 ~Q2 2024 Public Service Company of North Carolina Announced 1.8 1.0 2.8 ~Q3 2024 CVOW noncontrolling equity financing Announced 3.0 – 3.0 ~Q4 2024 Total $16.3 $4.6 $20.9 100% of after-tax proceeds will be used to reduce parent-level debt; pending transactions subject to regulatory approvals Pure-play state regulated electric utility profile across diverse geography Stable regulatory foundation for utilities Reduced offshore wind project risk via strong execution and CVOW partner 50/50 cost sharing, subject to regulatory approval Lower parent debt ratio (+) qualitative improvements

Credit

Expect to significantly reduce parent debt ratio (non-GAAP)


Parent debt, ~$20.4B
~$49.3B
2023A[1]
Adj. total
debt
41%
Debt allocated to
unlevered operating
assets[2], ~$2.0B
Significant deleveraging
expected from
business review
Parent debt, ~$10.6B
27%
~$38.8B
2024E
Adj. total
debt
Debt allocated
to unlevered
operating
assets[2], ~$2.0B

Note: Debt balances include 50% equity credit for hybrids.

[1] See Dominion Energy's investor relations website investors.dominionenergy.com for supporting information and a reconciliation to GAAP [2] Includes illustrative allocation of parent-level debt to unlevered operating assets (Millstone, solar and RNG) using a 25% FFO to debt assumption (see slide 72)

Dominion Energy
25

Credit Guidance Committed to our improved, robust and sustainable credit profile Credit ratings Parent: Target “mid BBB range” unsecured debt ratings DEV: Target “single A range” unsecured debt ratings DESC: Target “single A range” first mortgage bond ratings FFO to debt Parent debt ratio Expect 30% or less parent debt as % of total adjusted debt annually 2024E—2029E Expected consolidated average annual FFO to debt of ~15% Expected Moody’s consolidated downgrade threshold: 14% (unchanged) Expected S&P downgrade threshold: 13% (unchanged) ~15% <30% Parent debt Debt allocated to unlevered operating assets

STD = Short term debt, Hybrid = JSN and preferred stock ¹ Includes common & preferred dividends ² Includes intangibles and net of CVOW noncontrolling interest financing cash flows Cumulative: 2025—2029 ($B) Financing guidance Illustrative sources and uses

Financing guidance

Common equity capital raising activities

Expected annual issuance

	Dividend reinvestment (“DRIP”)	At-the-market (“ATM”)	Midpoint of guidance
2024E	$200M	$400 – $600M	$700M
2025E	200M	400 – 600M	700M
2026E	200M	400 – 600M	700M
2027E	200M	400 – 600M	700M
2028E	200M	400 – 600M	700M
2029E	200M	400 – 600M	700M
2025—2029 total	**$1.0B**	**$2.0 – $3.0B**	**$3.5B**

Dominion Energy®

28

The business review has delivered a comprehensively positive result

Repositioned to provide compelling long-term value for shareholders, customers & employees

Strategic and financial profile

- **Simple strategy: Operate exceptional utilities in the Southeast U.S.**
  - Reliable and affordable service
  - Stable and constructive regulatory frameworks
  - Attractive resiliency, sustainability, and demand growth drivers
- **Compelling financial profile: Durable and high-quality growth**
  - Secure dividend + attractive dividend yield
  - Robust and sustainable credit profile
  - Attractive rate base growth
  - O&M discipline
  - Enhanced disclosure and transparency

Strategic and financial metrics

5%—7% Annual operating EPS growth rate[1]

+

~6% dividend yield

=

~11%—13% Total shareholder return

90% State-regulated utility operations

$43B Five-year capital investment plan[1]

7.5% Consolidated rate base CAGR[2]

15% Consolidated FFO to debt[3]

[1] 2025E—2029E [2] Year-end 2024E through year-end 2029E [3] Expected consolidated average annual FFO to debt between 2025 and 2029

Dominion Energy

29

Appendix

¹ Additional events to be announced Key events Dates Wolfe Research NDR (NYC) March 4—5 BMO Capital Markets NDR (Boston) March 6 Barclays NDR (West Coast) March 7—8 Guggenheim Partners (CVOW site visit) ~Spring Wells Fargo NDR (Midwest) ~Summer J.P. Morgan Energy, Power & Renewables Conference June 17 Investor relations schedule¹ More events to be added throughout the year

Dominion Energy Virginia Regulated offshore wind: CVOW video update from key suppliers and partners Jochen Eickholt CEO, Siemens Gamesa Renewable Energy Steen Brødbæk CEO, Semco Maritime Robert Dreves CEO Rostock Facility, EEW Søren Schlott Mikkelsen COO, Bladt Industries Chris Ong CEO, Seatrium Hakan Ozmen EVP Transmission & CEO Powerlink, Prysmian Group Luc Vandenbulcke CEO, DEME

Financial guidance supplement Consolidated guidance Dominion Energy Virginia Dominion Energy South Carolina Contracted Energy Corporate and Other Fixed income 1 4 2 3 5 6

Consolidated guidance 1

Guidance

1

2024 and 2025 operating earnings per share (non-GAAP)


~9% CAGR from 2023 to 2025[3]
$1.99
~$0.85
~$2.85
~$2.75
~$0.31
~$3.06
~$3.40
Adjustments
▲ Historically mild weather +$0.18
▲ Interest savings from announced asset sales +$0.50
▲ Millstone unplanned outage +$0.11
▲ Millstone planned double outage +$0.10
▲ MBR[1]/fuel securitization +$0.15
▼ DEV rider rate reduction ($0.18)
Adjustments
▲ Net impact from announced asset sales +$0.30
▲ Fuel securitization +$0.01
2023A[2]
(+) Adjustments
(=) Illustrative 2023
2024E operating EPS midpoint
(+) Adjustments
(=) Illustrative 2024E
2025E operating EPS midpoint

Note: Figures may not sum due to rounding

[1] Pending final order from SCC [2] See Dominion Energy's investor relations website investors.dominionenergy.com for supporting information and a reconciliation to GAAP

[3] 2023 to 2025 CAGR excluding 2025 RNG 45Z EPS = 7.6%

Dominion Energy

35

Consolidated guidance

1

Operating earnings per share (non-GAAP)

Operating EPS guidance ranges

	2024E	2025E
Dominion Energy Virginia	$2.24—$2.43	$2.49—$2.67
Dominion Energy South Carolina	$0.42—$0.46	$0.53—$0.56
Contracted Energy	$0.47—$0.48	$0.55—$0.56
Corporate and Other & Elims[1]	($0.52)—($0.50)	($0.40)—($0.37)
Operating EPS guidance range (excluding RNG 45Z[2])	**$2.62—$2.87** ***(midpoint: $2.75)***	**$3.17—$3.42** ***(midpoint: $3.30)***
RNG 45Z[2]	—	$0.08—$0.12
Operating EPS guidance range	**$2.62—$2.87** ***(midpoint: $2.75)***	**$3.25—$3.54** ***(midpoint: $3.40)***
% state-regulated utility operations[3]	*~88%*	*~87%*
% state-regulated utility operations + Millstone PPA/hedges/capacity[3]	*~99%*	*~96%*

Dominion Energy®

[1] Corporate and Other & Eliminations Operating EPS guidance includes the impact of preferred dividends [2] RNG 45Z included in Contracted Energy [3] Excludes corporate segment and RNG 45Z income included in Contracted Energy; includes illustrative allocation of parent-level interest expense (~$0.10) associated with debt allocated to unlevered Contracted Energy assets using a 25% FFO to debt assumption (see slide 72)

36

Q2 Q1 Illustrative quarterly distribution of 2024E EPS Q3 Q4 ▲ Return to normal weather ▲ Sales ▲ Regulated investment ▼ Rider roll in to base ▼ Interest expense ▼ DD&A/O&M/other Drivers by quarter (YoY) ¹ Relative to 2023 planned and unplanned outages ▲ Return to normal weather ▲ Sales ▲ Regulated investment ▲ Lack of Millstone outages¹ ▼ Rider roll in to base ▼ DD&A/O&M/other ▲ Sales ▲ Regulated investment ▲ Margins ▲ Interest expense ▼ Return to normal weather ▼ DD&A/O&M/other ▲ Return to normal weather ▲ Sales ▲ Regulated investment ▲ Margins ▲ Lack of Millstone outages ▲ Interest expense ▼ DD&A/O&M/other Consolidated guidance 2024 operating earnings per share 1

Consolidated guidance 2024 illustrative sources and uses ($B) ¹ Pre-tax proceeds. Includes Gas LDC sale proceeds and CVOW noncontrolling equity interest ² Includes common & preferred dividends ³ Includes intangibles and CVOW capex at 100% 1

Note: Figures above reflect 50% funding of CVOW and may not sum due to rounding Consolidated guidance Five-year capital summary 1 2025E 2026E 2027E 2028E 2029E Total Dominion Energy Virginia $7.6 $6.9 $7.3 $6.7 $7.0 $35.5 Dominion Energy South Carolina 1.1 1.0 1.2 1.3 1.3 5.9 Contracted Energy 0.3 0.2 0.3 0.2 0.2 1.2 Corporate and Other 0.1 0.1 0.2 0.1 0.1 0.6 Total $9.1 $8.3 $8.9 $8.2 $8.7 $43.2 $B

Consolidated guidance

1

Key assumptions

Driver	2024E assumption	2025E assumption	Long-term assumption
Weather	15-year normal	15-year normal	15-year normal
Normalized O&M expense ($B) / growth rate	$2.4	$2.3	~1%—2%[1]
Consolidated operating earnings effective tax rate[2]	18%—19%	15%—17%	13%—15%[3]
Consolidated cash tax benefit / (payable) ($M)	~($700)—($800)	~$150—$250	2026E: ~$50—$150 2027E: ~$200—$300 2028E: ~$0—$150 2029E: ~($100)—($200)

Credits generated and monetized via carryback, sale and reduction in cash tax liability

[1] 2025E—2029E CAGR [2] Excludes impact of RNG 45Z [3] Average 2026E—2029E

Dominion Energy

40

Asset Credit type Segment 2024E 2025E 2026E 2027E 2028E 2029E DEV regulated PTC DEV $25 $75 $140 $225 $275 $300 DEV regulated ITC DEV 10 25 25 5 125 85 RNG PTC CE — 70—100 90—125 90—125 — — RNG ITC CE 80 280 — — — — Solar PTC CE 10 20 20 20 20 20 Total ~$125 ~$470—$500 ~$275—$310 ~$340—$375 ~$420 ~$405 Note: Figures above reflect 50% funding of CVOW ¹ Reflects timing of gross credit generation and not indicative of earnings impact Cash generation by type ($M)¹ ITC credits will be recognized in income over useful life of project No change to prior guidance of $0.03—$0.04 on ITC operating EPS annually, on average, between 2025—2029 Consolidated guidance Tax credits 1

Driver Change 2024E operating EPS impact 2025E operating EPS impact DEV: Electric load - residential +/- 1% +/- $0.018 +/- $0.018 DEV: Electric load - commercial +/- 1% +/- $0.014 +/- $0.014 DEV: Electric load - industrial +/- 1% +/- $0.002 +/- $0.002 DEV: Electric load - government/other +/- 1% +/- $0.004 +/- $0.004 DESC: Electric load - residential +/- 1% +/- $0.007 +/- $0.008 DESC: Electric load - commercial +/- 1% +/- $0.005 +/- $0.005 DESC: Electric load - industrial +/- 1% +/- $0.002 +/- $0.002 DESC: Electric load - government/other +/- 1% +/- $0.000 +/- $0.000 Consolidated guidance Operating EPS impact for change in key financial plan inputs 1

Driver Change 2024E operating EPS impact 2025E operating EPS impact RNG: LCFS, RIN and biogas prices +/- 10% +/- $0.002 +/- $0.008 Open market Millstone prices +/- 10% +/- $0.000 +/- $0.002 Normalized O&M Expense +/- 1% +/- $0.022 +/- $0.022 DEV earned ROE (Base) +/- 25bps +/- $0.024 +/- $0.026 DESC earned ROE +/- 25bps +/- $0.011 +/- $0.011 Effective tax rate +/- 25bps +/- $0.010 +/- $0.011 Interest rates +/- 25bps +/- $0.022 +/- $0.021 Consolidated guidance Operating EPS impact for change in key financial plan inputs 1

Dominion Energy Virginia 2

¹ 2025E—2029E CAGR ² Impacted by one-time “pause” on new data center connections in eastern Loudoun County in 2022 Driver 2024E assumption 2025E assumption Long-term assumption Weather 15-year normal 15-year normal 15-year normal W/N annual retail electric sales growth rate – DEV 4.5%—5.5% 1.0%—2.0%² 3.5%—4.5%¹ Segment normalized O&M expense growth rate Decrease Decrease 2.0%—2.5%¹ Dominion Energy Virginia Key assumptions 2

Source: 2024 PJM Load Forecast Report DOM Zone peak demand forecasts Previous Summer Peak Aug. 9, 2022 21,156 MW New Winter Peak Dec. 24, 2022 22,189 MW New Summer Peak Jul. 28, 2023 21,993 MW Dominion Energy Virginia 2024 PJM DOM Zone forecasts 2 Dom Zone Actual Daily Peak

Top U.S. markets (MW capacity) Top global markets (MW capacity) Source: JLL Data Centers 2023 Global Outlook Northern Virginia data center market is larger than next five US markets combined and larger than next four world markets combined Dominion Energy Virginia Data center markets 2

2

Dominion Energy Virginia

Benefits for data centers in Virginia

Lower ○→● Higher

Benefits	Description	Impact
Fiber backbone	Northern Virginia **has densely packed fiber backbones** and access to 4 subsea fiber cables near Virginia Beach (MAREA, BRUSA, SAEx, Dunant)	◕
Affordable energy	Data center electricity costs are ~30% cheaper than the U.S. average in Northern Virginia, driving data center providers to Virginia due to significant cost savings	◕
Attractive business climate	Virginia enacted **tax subsidies and fast track approval processes** for data center business	◕
Ideal location	**Proximity to economic centers** on East Coast and Federal government; located near water sources plus **limited risk of natural disasters**	◑
Technical workforce	**Around 25% of jobs in Northern Virginia's largest county are tech related**	◑
Network effects	Loudoun County **hosts more than 3,500 companies in their data centers**. Others likely to follow due to the benefit of network effects	◑

Source: Data Center Market Assessment conducted by a third-party consulting firm on behalf of Dominion Energy, dated November 9, 2023

Dominion Energy®
48

Dominion Energy Virginia

2

Generative A.I. power consumption

	Typical data center without A.I. demand	Data center supporting A.I. in Training phase	Data center supporting A.I. in Inference phase
Description	CPU-based servers	High-powered GPU-based servers	CPU/GPU-based servers
Rack power density	6-12 kW	▲▲ 26-80 kW	▲ 12-40 kW
Processors used	CPUs (Intel Xeon)	Nvidia H100 + Google TPU	Nvidia H100 + Nvidia L40s, Intel Xeon
Power load variability	Limited	▲ Higher	▶ Limited
Share of Gen AI market	N/A	Today: ~80% End State: ~20%	Today: ~20% End State: ~80%
Latency requirements	Varies	Minimal requirements	Stringent requirements
Likelihood to be deployed in Northern Virginia	High	Medium	High

Key: relative power usage vs. typical workloads:

▲▲ Well above

▲ Above

▶ Comparable

Dominion Energy

Source: Data Center Market Assessment conducted by a third-party consulting firm on behalf of Dominion Energy, dated November 9, 2023

49

Source: https://www.scc.virginia.gov/docketsearch/DOCS/7%25wk01!.PDF ¹ Reflects Electric Service Agreements and Construction Letters of Authorization Contracted capacity¹ Data center actual/forecast demand Dominion Energy Virginia Data center contracted capacity vs. data center actual/forecast demand (July 2023) 2 ...In addition, over 8,500MW (not shown) of requests for detailed engineering (at customer expense) are underway 2017 Existing contracted capacity fulfills projected demand growth through 2031...

Note: Figures above reflect 50% funding of CVOW and may not sum due to rounding ¹ Includes maintenance, environmental and other generation capital Program 2025E 2026E 2027E 2028E 2029E Total Electric transmission $2.3 $2.5 $2.5 $2.5 $2.5 $12.2 Electric distribution 0.9 0.9 1.0 1.0 1.1 4.9 Solar/storage/OSW 2.5 1.4 1.0 1.0 1.1 6.8 Nuclear/SLR 0.9 0.7 0.7 0.5 0.7 3.6 Grid transformation 0.6 0.7 0.7 0.6 0.7 3.4 Other¹ 0.6 0.8 1.3 1.0 1.0 4.7 Total $7.6 $6.9 $7.3 $6.7 $7.0 $35.5 $B Dominion Energy Virginia 5-year capital summary 2

2

Dominion Energy Virginia

Regulatory summary (as of December 31, 2023)

	VA base	Electric Transmission rider	VA riders	Dominion Energy North Carolina	Other	Total
Rate base ($B)	~13.3[1]	~10.1[2]	~7.5[3]	~1.5[4]	~$3.1[5]	$35.5
Common equity	52.1%[7]	52.2%[8]	52.1%[7]	52.0%[9]	N/A	52.1%
Allowed ROE	9.70%[6]	11.40%[10]	9.70%[11]	9.75%	N/A	10.2%
Authority	VA SCC	FERC	VA SCC	NCUC	Wholesale / retail contracts	

Rate base figures include impact of non-controlling equity partner funding 50% of CVOW project costs (transaction pending regulatory approval)

Note: Excludes deferred fuel and non-rate base ringfenced solar.
[1] Estimated 2023 end of period rate base for Virginia jurisdictional customers [2] Estimated 2023 end of period rate base for Virginia's transmission rider inclusive of non-jurisdictional (wholesale/retail contracts) [3] Estimated 2023 end of period rate base for Virginia's legacy A6 riders: Biomass conversions, Brunswick County, Greensville County, Strategic Underground, US-2 solar and US-3 solar inclusive of non-jurisdictional (wholesale/retail contracts) and estimated 2023 end of period rate base for other solar, wind, nuclear, battery storage and grid modernization riders inclusive of non-jurisdictional (wholesale/retail contracts) [4] Includes NC's allocated portion of total system generation, transmission, and distribution rate base [5] Various other non-jurisdictional base rates (wholesale/retail contracts) [6] As per 2023 Virginia legislation and as stipulated with intervening parties. An order is expected from VA SCC in March 2024 [7] Through year-end 2024, DEV is directed to undertake reasonable efforts to maintain a common equity capitalization to total capitalization ratio of 52.1% [8] Based on 2022 ATRR filing [9] Stipulated equity ratio from DENC's 2019 base rate case (Docket No. E-22, Sub 562) [10] Electric transmission rider includes 50 bps RTO adder [11] Rider Brunswick County has ROE incentives

Dominion Energy

52

Dominion Energy Virginia

2

Rate base

Illustrative rate base ($B)

	2024E	2025E	2026E	2027E	2028E	2029E
Virginia base[1]	$13.8	$14.2	$14.6	$15.3	$15.9	$16.6
Electric transmission rider[2]	11.8	13.5	15.4	17.3	19.0	20.7
Virginia riders[3]	10.5	13.5	15.4	16.8	17.7	18.6
Dominion Energy North Carolina[4]	1.7	1.9	2.1	2.2	2.4	2.5
Other[5]	3.4	3.9	4.2	4.4	4.6	4.9
Total	**$41.2**	**$46.9**	**$51.6**	**$56.0**	**$59.6**	**$63.4**

Rate base figures include impact of non-controlling equity partner funding 50% of CVOW project costs (transaction pending regulatory approval)

Note: Excludes deferred fuel and non-rate base ringfenced solar; figures may not sum due to rounding

[1] Estimated end of period rate base for Virginia jurisdictional customers [2] Estimated end of period rate base for Virginia's transmission rider inclusive of CWIP and non-jurisdictional (wholesale/retail contracts) [3] Estimated end of period rate base for Virginia's legacy A6 riders: Biomass conversions, Brunswick County, Greensville County, Strategic Underground, US solar inclusive of non-jurisdictional (wholesale/retail contracts) and estimated end of period rate base for other solar, wind, nuclear, battery storage and grid modernization riders inclusive of non-jurisdictional (wholesale/retail contracts) [4] This includes NC's allocated portion of total system generation, transmission, and distribution rate base [5] Various other non-jurisdictional base rates (wholesale/retail contracts)

Dominion Energy

53

Dominion Energy Virginia

2

Biennial review summary

	Second biennial	Third biennial	Fourth biennial
Initial filing	March 2025	March 2027	March 2029
Final order	Late 2025	Late 2027	Late 2029
Investment under review	"Base" only — Rider investment outside scope		
Years reviewed	2023—2024	2025—2026	2027—2028
Authorized return	9.70%	(To be set during B2)	(To be set during B3)
Equity ratio	52.1%[2]	End of year	End of year
Collar	None	None	None
Earnings sharing	85% to customers 15% to shareholders	85% to customers 15% to shareholders	85% to customers 15% to shareholders
Earnings sharing cap	1.5% above ROE	1.5% above ROE	1.5% above ROE
Forward test years	2026—2027	2028—2029	2030—2031
Performance-based adjustment[1]	+/- 0.50%	+/- 0.50%	+/- 0.50%

Dominion Energy®

[1] The Commission will have discretion to adjust Dominion Energy's authorized return upward/downward by up to 0.50%, based on criteria such as reliability, generating plant performance and customer service beginning in 2025 or 2027 biennial [2] Through year-end 2024, DEV is directed to undertake reasonable efforts to maintain a common equity capitalization to total capitalization ratio of 52.1%

54

Financial summary 2024E 2025E 2026E 2027E 2028E 2029E Total generation (GWh) 1.9 1.9 1.9 1.9 1.9 1.9 EBITDA ($M) $50 $48 $46 $46 $44 $43 Business summary Included in DEV reporting segment Represents solar investments not included in DEV’s utility rate base summary 17 projects representing 0.9 GW Weighted average remaining PPA life: ~16 years Dominion Energy Virginia Ringfenced solar 2

Dominion Energy South Carolina 3

Dominion Energy South Carolina

3

Key assumptions

Driver	2024E assumption	2025E assumption	Long-term assumption
Weather	15-year normal	15-year normal	15-year normal
W/N annual retail electric sales growth rate – DESC	1.5%—2.5%[2]	0%—1%	1%—2%[1]
Segment normalized O&M expense growth rate	Increase	Decrease	2.0%—2.5%[1]

[1] 2025E—2029E CAGR [2] Excluding lost wholesale customer. Including the lost wholesale customer, W/N sales growth rate would be (~1.0%)

Dominion Energy®

57

Electric Gas Capital Cost Rider (CCR) Total Rate base ($B) $7.4¹ $1.2¹ $1.4¹ $10.0 Common equity 51.62%² 54.78%³ 52.8% 52.2% Allowed ROE 9.5%² 9.49%³ 9.9% 9.6% ¹ Estimated 2023 end of period rate base ² Approved SC PSC Order 2021-570 ³ Approved SC PSC Order 2023-737 Dominion Energy South Carolina Regulatory summary (as of December 31, 2023) 3

Note: Excludes deferred fuel; figures may not sum due to rounding 2024E 2025E 2026E 2027E 2028E 2029E Electric $8.1 $8.7 $9.2 $9.7 $10.3 $11.0 Gas 1.2 1.4 1.5 1.7 1.8 1.9 Capital Cost Rider 1.3 1.1 1.0 0.9 0.9 0.8 Total $10.7 $11.3 $11.7 $12.3 $13.0 $13.7 Illustrative rate base ($B) Dominion Energy South Carolina Rate base 3

Note: Figures may not sum due to rounding Program 2025E 2026E 2027E 2028E 2029E Total Electric transmission $0.3 $0.2 $0.2 $0.2 $0.2 $1.1 Electric distribution 0.2 0.2 0.3 0.2 0.3 1.3 Gas distribution 0.2 0.2 0.2 0.2 0.2 0.9 Nuclear 0.0 0.0 0.0 0.1 0.0 0.2 Electric generation/other 0.5 0.3 0.4 0.6 0.6 2.4 Total $1.1 $1.0 $1.2 $1.3 $1.3 $5.9 $B Dominion Energy South Carolina 5-year capital summary 3

Dominion Energy South Carolina

3

Capital Cost Rider ("CCR")

The capital cost rider was approved under terms of the South Carolina PSC merger approval in late 2018

- Allows recovery of and return on ~$2.8B of New Nuclear Development costs
- Disallowed recovery/permanently impaired the other ~$2B of such costs
  - (+) ~$2B Dominion Energy-funded refunds & restitution over 20-year amortization period

Authorized equity capitalization	52.8%
Authorized return on equity	9.9%
Authorized recovery period	20 years (amortized by Feb 2039)
2023 year-end rate base	$1.4B (accounting for net DTL and accumulated depreciation)
Annual depreciation	~$140M

Dominion Energy

61

Contracted Energy 4

Contracted Energy

4

Overview

Asset	% of CE earnings	Commentary
Millstone	~60—70%	▪ Significantly de-risked—% Millstone total revenue de-risked:[1] 2024E: 100% · 2025E: 98% · 2026E: 82% · 2027E: 63% ▪ ~9M MWh (~55% of annual output) fixed price contracted ▪ Residual output (~45%) significantly de-risked by hedging program ▪ Capacity market revenue (typically known 3 years in advance)
Solar	~10%	▪ 15-to-20-year PPAs with high-quality counterparties ▪ ~1.3 GWs
RNG	~10%[2]	▪ Wholly-owned Dairy RNG portfolio and Swine RNG JV with Smithfield ▪ Capital invested through year-end 2023: $0.9B ▪ 2024—2029 capital investment: $0.3B
Charybdis	~15%	▪ First Jones Act compliant wind turbine installation vessel ▪ Expected completion date: Late 2024/early 2025 ▪ Supportive of CVOW schedule inclusive of any 3rd party charter agreements in 2025

Millstone – % Millstone total revenue de-risked:

2024E	2025E	2026E	2027E
100%	98%	82%	63%

CE earnings profile: Risk reduction



~90%
of CE earnings in 2025E under long-term contract or hedged

Millstone, solar, and RNG are unlevered

Highly contracted, zero/negative carbon assets critical to the energy transition— significant cash flow generation (~$500M+/year on average) supports regulated utility investment and growth

Dominion Energy

[1] Includes long-term contracted volume via PPA, hedged volume and capacity revenue [2] Excludes RNG 45Z income

63

Note: Figures may not sum due to rounding Asset 2025E 2026E 2027E 2028E 2029E Total Millstone Nuclear Power Station $0.2 $0.2 $0.3 $0.2 $0.2 $1.0 RNG 0.1 0.0 0.0 0.0 0.0 0.1 Solar 0.0 0.0 0.0 0.0 0.0 0.1 Total $0.3 $0.2 $0.3 $0.2 $0.2 $1.2 $B Contracted Energy 5-year capital summary 4

1 2026 and 2029 are double outage years 2 Millstone PPA expires in September of 2029 ³ Actual clearing prices through May 2027 (FCA 17) 2024E 2025E 2026E¹ 2027E 2028E 2029E¹,² Long-term contracted volume (GWh) 8,562 8,688 8,703 8,715 8,806 8,847 Long-term contracted price ($/MWh) $49.99 $49.99 $49.99 $49.99 $49.99 $49.99 Hedged volume (GWh) 7,745 7,133 3,953 1,752 220 — Weighted average hedge price ($/MWh) $68.46 $64.79 $62.46 $59.35 $60.00 — Open volume (GWh) — 365 2,856 6,013 7,422 6,923 Total volume (GWh) 16,307 16,186 15,511 16,481 16,448 15,770 Capacity prices ($ / kw – month)³ $2.36 $2.60 $2.59 $2.59 – – % revenue contracted + hedged + capacity 100% 98% 82% 63% 50% 50% Assumptions Contracted Energy Millstone 4

Financial summary ¹ Previously disclosed solar project. Expect to claim PTC on the energy generated and sold 2024E 2025E 2026E 2027E 2028E 2029E Total generation (GWh) 2.3 2.6 2.5 2.5 2.5 2.5 EBITDA ($M) $72 $76 $76 $77 $76 $74 Capital expenditures ($M) $266¹ $4 $11 $11 $11 $11 Business summary 31 projects representing ~1.3 GW Weighted average remaining PPA life: ~13 years Contracted Energy Solar 4

Financial summary (excludes impact of RNG 45Z and ITC tax credits) 2024E 2025E 2026E 2027E 2028E 2029E Capital expenditures ($B) $0.2 $0.1 — — — — Cumulative capital expenditures ($B) 1.1 1.2 1.2 1.2 1.2 1.2 EBITDA ($B) — 0.1 0.1 0.1 0.1 0.1 Volume (BcF) 1.7 3.1 3.5 3.6 3.6 3.6 Business summary Targeting low-teens, pre-tax unlevered IRRs Minimal ongoing capex (additional capital investment opportunities exist under commercial agreements but not assumed in plan) Financial summary below excludes tax credits RNG generates revenues through sales of LCFS and RIN credits as well as sale of the bio-gas Contracted Energy RNG 4

Charybdis— Jones Act compliant installation vessel Completion status (updated): 82% compared to previous update of 77% Expected completion date (no change): Late 2024/early 2025 Supportive of CVOW schedule inclusive of any 3rd party charter agreements in 2025 (no change) Seatrium (no change) Extensive relevant experience Charybdis is strategically important to Seatrium management Added senior and experienced project leadership from Singapore to Texas to support Workforce (updated) Increased to over 1,200 in February compared to 1,000 last October and 800 last August Continuing to augment workforce Milestones (updated) All four legs have been installed Engine start-up completed Jack-up system commissioning underway Expect the vessel to be floated in coming weeks Cost Total project costs (including financing costs): $625M (no change) Contracted Energy Charybdis 4

Corporate and Other 5

Financial summary After-tax ($M) 2023A Interest expense, net ($564) Pension and OPEB 264 Corporate service company costs (126) Other 9 Operating earnings (non-GAAP)¹ ($417) Operating EPS² ($0.59) Note: totals may not sum due to rounding ¹ See Dominion Energy’s investor relations website investors.dominionenergy.com for supporting information and a reconciliation to GAAP ² The calculation of operating earnings per share includes the impact of preferred dividends Overview Operating earnings for corporate and other includes items not attributable to Dominion Energy’s primary operating segments, DEV, DESC, and Contracted Energy Segment includes: Interest expense, net including interest income from funds loaned to operating segments Pension and OPEB Corporate service company costs Consolidated tax adjustments The calculation of operating earnings per share includes the impact of preferred dividends 5 Corporate and Other Overview

Corporate and Other

5

Retirement benefit plans update: Evaluating plan asset rebalancing

Responding to investor feedback around perceived earnings quality and plan assumption risk levels

- Robust plan funding levels: **117% at year-end 2023**
- Dominion Energy is evaluating reducing retirement benefit plan risk by rebalancing asset allocation towards lower risk asset classes
  - Would result in lower EROA assumption/pension related income
  - Evaluation will take place during 2024 with final reallocation of assets occurring in 2025
- A reallocation that results in a 100-basis point reduction in EROA would:
  - Move the company in line with peers
  - Reduce operating earnings each year by **~$0.08 to $0.10 per share**
  - No impact to cash flow (non-cash income)
- Looking forward, including the impact of a 100-basis point reduction in EROA, we expect retirement-plan related annual operating earnings (non-GAAP)[1] to be, on average, **~20 cents per share from 2025 to 2029**

Expected return on asset (EROA) assumption



8.3%
By way of comparison to our current EROA assumption, DE pension trust's 30-year historical compounded annual return as of year-end 2023 = 8.3%
7.3%
Illustrative: Assumes 100 basis point reduction as a result of increased allocation to lower risk asset classes
7.1%
Dominion Energy current
Dominion Energy 2025E illustrative
2023E U.S. utility average

[1] Based on reported earnings and other information disclosed in the employee benefit plans note in our quarterly and annual reports on Form 10-Q and Form 10-K

Dominion Energy
71

¹ See Dominion Energy’s investor relations website investors.dominionenergy.com for supporting information and a reconciliation to GAAP ² Parent debt allocated to unlevered operating assets assumes leverage equal to ~25% FFO to debt Non-GAAP measures of adjusted total debt, parent debt and parent debt ratio ($B) 2022A 2023A 2024E Adjusted total debt¹ $45.9 $49.3 $38.8 Less: DEV total debt (17.1) (18.0) (20.4) Less: DESC total debt (4.0) (4.5) (5.7) Less: Gas utility total debt (4.3) (4.5) – Less: Allocated debt to unlevered operating assets² (2.0) (2.0) (2.0) Parent debt $18.5 $20.4 $10.6 Parent debt ratio 40% 41% 27% 5 Corporate and Other Parent debt

Fixed income 6

¹ Excludes short-term debt activity as well as potential opportunistic financings including liability management. Excludes $300M planned issuance at PSNC in June 2024 and certain tax-free re-marketings Issuance range Issued YTD Remaining Dominion Energy Virginia $2.0 – 2.5 $1.0 $1.0 – $1.5 Dominion Energy South Carolina 0.0 0.0 0.0 Contracted Energy 0.0 0.0 0.0 DEI hybrid 0.7—1.5 0.0 0.7—1.5 Consolidated $2.7—$4.0 $1.0 $1.7 —$3.0 6 Fixed income 2024 fixed income financing activities ($B)¹

Estimated FFO impact¹ ¹ As of year-end 2023 ² Significant portion of DEI interest rate hedges have been offset to mitigate future cash flow volatility driven by interest rate changes 2024E 2025E 2026E 2027E 2028E 2029E DEI² $124 $173 $111 ($10) ($25) ($27) VEPCO 103 40 0 0 0 0 Total $227 $213 $111 ($10) ($25) ($27) 6 Fixed income Interest rate derivative portfolio

Series and link to term sheet Issued Maturity Outstanding ($M) Dividend rate¹ Rating agency equity credit treatment Optional 100% redemption dates Series B preferred stock 12/13/2019 Perpetual $800 4.65% 50% 12/15/24 or any subsequent 5th anniversary of reset date Series C preferred stock 12/9/2021 Perpetual $1,000 4.35% 50% 1/15/27 – 4/15/27 or any subsequent 5th anniversary of reset date Preferred stock Junior subordinated notes ¹ Reset every five years ² At 10/1/2024 rate resets to a floating rate of SOFR + 332bps Junior subordinated notes (JSN) and link to term sheet Issued Maturity Outstanding ($M) Fixed interest rate Rating agency equity credit treatment Optional 100% redemption dates Enhanced 2014 A 10/3/2014 10/1/2054 $685 5.75%² 50% On or after 10/1/2024 Series A 6/27/2019 8/15/2024 $700 3.071% 0% N/A 6 Fixed income Hybrid overview as of December 31, 2023

Dominion Energy, Inc. Moody’s S&P Fitch Corporate/Issuer Baa2 BBB+ BBB+ Senior Unsecured Debt Securities Baa2 BBB BBB+ Junior Subordinated Notes Baa3 BBB BBB Enhanced Junior Subordinated Notes Baa3 BBB- BBB- Preferred Stock Ba1 BBB- BBB- Short-Term/Commercial Paper P-2 A-2 F2 Outlook Stable Negative Stable VEPCO Moody’s S&P Fitch Corporate/Issuer A2 BBB+ A- Senior Unsecured Debt Securities A2 BBB+ A Short-Term/Commercial Paper P-1 A-2 F2 Outlook Stable Negative Stable DESC Moody’s S&P Fitch Corporate/Issuer Baa1 BBB+ A- First Mortgage Bonds A2 A A+ Short-Term/Commercial Paper P-2 A-2 F2 Outlook Stable Negative Stable 6 Fixed income Credit ratings as of February 29, 2024

¹ The secured senior notes were prepaid in February 2024 ² Includes debt previously issued by CNG 3 Excludes debt of Dominion Energy's three natural gas distribution companies totaling $4.6B which is presented in held for sale in Dominion Energy's Consolidated Balance Sheets at December 31, 2023 and VEPCO’s January 2024 issuance of $500M 5.0% senior notes and $500M 5.35% senior notes that mature in 2034 and 2054, respectively 6 Fixed income Preliminary and unaudited schedule of long-term debt as of December 31, 2023 ($M)

¹ In January 2024, the loan was amended to mature on July 12, 2024 ² In February 2024, the secured senior notes were prepaid. The notes were scheduled to mature in 2042 6 Fixed income Schedule of debt maturities as of December 31, 2023 ($M)

¹ Excludes finance leases and other long-term debt. Also excludes debt of Dominion Energy's three natural gas distribution companies which is presented in held for sale in Dominion Energy's Consolidated Balance Sheets at December 31, 2023 6 Fixed income Schedule of debt maturities as of December 31, 2023 ($M)